10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Utilities and High Income Fund
Security
Lamar Advertising 6 5/8  8/15
Advisor
EIMCO
Transaction
 Date
10/1/07
$120,000

Offering Purchase
0.04%
Broker
BNP Paribas
Underwriting
Syndicate
Members
BNY Capital Markets
Caylon Securities USA Inc.
Royal Bank of Scotland

Fund
Utilities and High Income Fund
Security
Dupont Fabros Technology
Advisor
EIMCO
Transaction
 Date
10/19/07
Cost
$783,930
Offering Purchase
0.02%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
UBS Investments
Citi
KeyBanc Capital Markets
Wachovia Securities

Fund
Utilities and High Income Fund
Security
Williams Pipeline Partners L.P.
Advisor
EIMCO
Transaction
 Date
1/22/08
Cost
50,000
Offering Purchase
0.31%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
Lehman Brothers
Citi
Merrill Lynch & Co
Wachovia Securities

Fund
Utilities and High Income Fund
Security
American Water Works
Advisor
EIMCO
Transaction
 Date
4/23/08
Cost
$42,500
Offering Purchase
0.07%
Broker
Citigroup
Underwriting
Syndicate
Members
Citi
Bear Stearns & Co
Morgan Stanley
Wachovia Capital Markets, LLC

Fund
Utilities and High Income Fund
Security
Centerpoint Energy Inc
Advisor
EIMCO
Transaction
 Date
5/1/08
Cost
$30,000
Offering Purchase
0.01%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
Lehman
RBS Geenwich Capital
Wachovia Securities Inc
Barclays Capital

Fund
Utilities and High Income Fund
Security
XTO Energy
Advisor
EIMCO
Transaction
 Date
5/9/08
Cost
$15,000
Offering Purchase
0.002%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
Piper Jaffray & Co
Suntrust Robinson Humphrey
UBS Securities
Wells Fargo
Wachovia

Fund
Utilities and High Income Fund
Security
MarkWest Energy
Advisor
EIMCO
Transaction
 Date
5/28/08
Cost
$55,000
Offering Purchase
0.01%
Broker
JP Morgan
Underwriting
Syndicate
Members
JP Morgan
RBC Capital Markets
Wachovia

Fund
Utilities and High Income Fund
Security
Airgas
Advisor
EIMCO
Transaction
 Date
6/5/08
Cost
$120,000
Offering Purchase
0.03%
Broker
Bank of America
Underwriting
Syndicate
Members
Banc of America
Barclays Capital
BB&T Capital Markets
Wachovia Securities

Fund
Utilities and High Income Fund
Security
Lender Proc Services
Advisor
EIMCO
Transaction
 Date
6/18/08
Cost
$115,000
Offering Purchase
0.03%
Broker
JP Morgan
Underwriting
Syndicate
Members
Banc of America Secs
JP Morgan Securities
Wachovia Securities Inc
ING Wholesale Banking